UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 16, 2012

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01.     Other Events.

  On October 16, 2012, TSR, Inc. (“TSR”) issued a press release announcing that TSR’s Board of Directors has declared a special dividend in the amount of $1.50 payable on November 30, 2012 to holders of record of TSR’s common stock, par value $0.01 per share, on October 30, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

  (d)           Exhibits:

Exhibit Number	Description

99.1	Press Release re: TSR Announces a $1.50 Per Share Special Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey Vice President-Finance, Controller and Secretary

Date:  October 16, 2012